LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 23, 2009

TO THE PROSPECTUS DATED

JANUARY 28, 2009 OF

LEGG MASON CLEARBRIDGE FUNDAMENTAL VALUE FUND

The following replaces the Fee table and Example found in the Fund’s prospectus under the heading “Investments, risks and performance”:

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. Expense ratios for the current fiscal year may be higher than those shown in the “Annual fund operating expenses” table—for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Shareholder fees (paid directly from your investment)

	Class A		Class B	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	5.00%	1.00%	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
(expenses deducted from fund assets)	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Management fee[2]	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None	None
Other expenses	0.41%	0.68%	0.24%	0.26%[3,4]	0.26%[3,4]	0.36%[4]	0.06%[4]
Total annual fund operating expenses	1.40%	2.42%	1.98%	1.25%	1.50%	1.10%	0.80%
Waiver of fees and/or expense reimbursement (subject to recapture)	N/A	N/A	N/A	N/A	N/A	-0.10%	N/A
Total annual fund operating expenses after waiver of fees and/or expense reimbursement (subject to recapture)	1.40%	2.42%	1.98%	1.25%	1.50%	1.00%	0.80%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption)	$709	$995	$1,303	$2,175
Class B (redemption at end of period)	$745	$1,055	$1,393	$2,513	(5)
Class B (no redemption)	$245	$755	$1,293	$2,513	(5)
Class C (with redemption)	$301	$625	$1,076	$2,325
Class C (no redemption)	$201	$625	$1,076	$2,325
Class FI (with or without redemption)	$127	$396	$686	$1,511
Class R (with or without redemption)	$153	$474	$818	$1,790
Class I (with or without redemption)	$102	$329	$586	$1,322
Class IS (with or without redemption)	$82	$256	$444	$990

(1)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(2)

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.75% on assets up to and including $1.5 billion; 0.70% on assets over $1.5 billion and up to and including $2 billion; 0.65% on assets over $2 billion and up to and including $2.5 billion; 0.60% on assets over $2.5 billion and up to and including $3.5 billion; and 0.50% on assets over $3.5 billion.

(3)	“Other expenses” for Class FI and Class R shares have been estimated. Actual expenses may differ from estimates.

(4)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.30%, 1.55% and 1.00% for Class FI shares, Class R shares and Class I shares, respectively. In addition, total annual operating expenses for Class IS shares are expected to be equal to or lower than those of Class I shares. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’s total annual operating expenses exceeding these limits.

(5)	Assumes conversion to Class A shares approximately eight years after purchase.

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